SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 13, 2002



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


  NEW YORK                  333-54992                    11-2571221
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)


3265 Lawson Boulevard, Oceanside, New York                 11572
 (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)      Not applicable.
        (b)      Not applicable.
        (c)      Exhibits.

Exhibit
  No.                              Description
-------                            -----------
  99.1 Press Release of American Medical Alert Corp., a New York corporation (the "Company"), dated August 13, 2002, announcing the results for the second quarter ended June 30, 2002.



Item 9.  Regulation FD Disclosure.

         On August 13, 2002, the Company issued a press release announcing the results for the second quarter ended June 30, 2002.

         A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 13, 2002

                                           AMERICAN MEDICAL ALERT CORP.


                                           By:      /s/ Jack Rhian
                                              ----------------------------------
                                                Name: Jack Rhian
                                                Title: Chief Operating Officer



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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.                              Description
-------                            -----------
  99.1 Press Release of the Company dated August 13, 2002 announcing the results for the second quarter ended June 30, 2002.


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